[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16

OFFICE SPACE LEASE

between

SAFEWAY INC.,

a Delaware corporation

Landlord

and

Blackhawk Network, Inc.

an Arizona corporation

Tenant

Dated as of July 1, 2011

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

DEER VALLEY CORPORATE CENTER

20227 N 27TH AVENUE

PHOENIX, ARIZONA

OFFICE SPACE LEASE

THIS LEASE is made as of this 1st day July 2011 between SAFEWAY INC., a Delaware corporation (“Landlord”), and BLACKHAWK NETWORK, INC. an Arizona corporation (“Tenant”), for space in the building known as and located at 20227 N. 27th Avenue, Phoenix, Arizona (such building, together with the parcel upon which it is situated, being herein referred to as the “Building”). The following schedule (the “Schedule”) sets forth certain basic terms of this Lease:

SCHEDULE

1.	Premises	1st Floor Partial

2.	Rentable Square Feet of the Premises:	5,818

3.	Rentable Square Feet of the Building:	127,989

4.	Base Rent:

[***]

5.	Expense Base Year:	2012

6.	Taxes Base Year:	2012

7.	Tenant’s Proportionate Share:	4.55%

8.	Adjustment Rent: For each calendar year after the Expense Base Year and Taxes Base Year, as applicable, Tenant is to pay Tenant’s Proportionate Share of any increases in the Expenses and Taxes paid during such year to the extent the same exceed Expenses and Taxes paid during the Expense Base Year and Tax Base year, respectively; provided, however, that Tenant shall not be required to pay Tenant’s Proportionate Share of the portion of Controllable Expenses that exceed the previous year’s Controllable Expenses by five percent (5%) or that exceed the amount that would be obtained by increasing

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Controllable Expenses in the Expense Base Year by five percent (5%) annually. “Controllable Expenses” excludes Taxes, Insurance and utility fees paid by Landlord.

9.	Broker(s):	None

10.	Term Commencement Date:	July 1, 2011

11.	Term Expiration Date:	June 30, 2014

1.	DEMISE AND TERM

(a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in Item 1 of the Schedule and shown on the plan attached hereto as Exhibit A, and Landlord grants to Tenant a non-exclusive right and easement to utilize for parking by employees and business invitees only the entire surface parking lot on the land on which the Building is located, for a term (the “Term”) commencing on the date (the “Term Commencement Date”) described in Item 10 of the Schedule and expiring on the date (the “Term Expiration Date”) described in Item 11 of the Schedule, unless extended or terminated as otherwise provided in this Lease. If Landlord creates reserved parking areas in the surface parking lot, Landlord shall assign reserved spaces to Tenant equal to Tenant’s Proportionate Share of the total number of reserved spaces created. For so long as Landlord owns at least 51 % of the outstanding stock of Tenant, Tenant agrees to assign reserved spaces to its employees in accordance with Landlord’s policies for the granting of reserved parking to its own employees.

(b) (i) Tenant is hereby granted three (3) three (3) year options to renew the Lease (“Renewal Option”). If the Tenant desires to exercise the Renewal Option, it shall so notify the Landlord, in writing, not later than the first day of the ninth (9th) month prior to the then current expiration date of the Term. Within thirty (30) days following its receipt of Tenant’s notice of its desire to exercise the Renewal Option, given at the time and in the manner provided above, Landlord shall prepare and transmit to Tenant an appropriate amendment to this Lease extending the Term for three (3) years (“Extended Term”) and specifying (1) the Base Rent for such extension, which shall be the base rental rate then being offered and accepted by landlords in the area in which the Building is located to other tenants of comparable size and location renewing leases in comparable buildings taking into account all applicable base rent escalations, rental and other concessions, abatements, allowances, commissions and tenant improvements, if any, given to such other tenants, all as reasonably determined by Landlord (the “Fair Market

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Rent”) and (2) that all other terms and conditions during the Extended Term are the same as those during the Term. If Tenant disagrees with Landlord’s estimation of the Fair Market Rent, it must so notify Landlord in writing within ten (10) business days of Tenant’s receipt thereof and specify Tenant’s estimation of the Fair Market Rent. If the parties are unable to agree on the Fair Market Rent for the Extended Term after thirty (30) days following Landlord’s receipt of Tenant’s estimation of Fair Market Rent, Tenant may elect in writing to (x) promptly enter into arbitration in accordance with the provisions of subsection (b)(ii) hereof or (y) revoke its election to exercise the Renewal Option.

(ii) If the parties fail to agree on the Fair Market Rent, such matter shall be submitted to arbitration as hereinafter provided. Landlord and Tenant shall each appoint an impartial person as arbitrator who shall have had at least ten (10) years’ experience in the commercial real estate industry and hold the MAI designation. Such an appointment shall be signified in writing by each party to the other. In case either party shall fail to appoint an arbitrator within a period of ten (10) days after written notice from the other party to make such appointment, then the American Arbitration Association shall appoint a second arbitrator having the qualifications described above. The arbitrators so appointed shall appoint a third arbitrator, also having such qualifications, within ten (10) days after the appointment of the second arbitrator. In case of the failure of such arbitrators to agree upon a third arbitrator, such third arbitrator shall be appointed by the American Arbitration Association, or its successor, from its panel of arbitrators having the qualifications described above.

(iii) The arbitrators shall proceed with all reasonable dispatch to determine the Fair Market Rent by selecting either Landlord’s estimation or Tenant’s estimation of the Fair Market Rent. In no event shall the arbitrators have the right (i) to average the Fair Market Rent estimates submitted by Landlord or Tenant or (ii) to choose another number as the Fair Market Rent. The decision of the arbitrators shall in any event be rendered within thirty (30) days after their appointment, or within such other period as the parties shall agree, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties who appointed them. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable Arizona law, and the decision of a majority of the arbitrators shall be binding, final and conclusive on the parties. The fees of the arbitrators and the expenses incident to the proceedings shall be shared equally by the parties, and each party shall bear the fees and costs of it own counsel and the fees of any expert witnesses and other witnesses called by such party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

2.	RENT

(a) Definitions. For purposes of this Lease, the following terms shall have the following meanings:

(i) “Expenses” shall mean all expenses, costs and disbursements (other than Taxes) paid or incurred by Landlord in connection with the management, maintenance, operation (including utilities), replacement and repair of the Building. Expenses shall not include: (A) costs of tenant alterations; (B) costs of capital improvements (except for costs of any capital improvements (1) made or installed for the purpose of reducing Expenses or improving the operating efficiency of any system within the Building, or (2) made or installed pursuant to any governmental requirement or insurance requirement adopted from and after the date of this Lease, which costs described in both clauses (1) and (2) hereinabove shall be amortized by Landlord in accordance with generally accepted accounting principles and sound management principles); (C) principal or interest or other payments (including, without limitation, late charges, prepayment fees, points, closing costs, attorneys’ fees or other lender costs) on loans secured by mortgages or trust deeds on the Building, and rents payable on any ground or master leases; (D) costs and expenses incurred in connection with leasing space in the Building, such as leasing commissions, tenant allowances, space planning fees and advertising and promotional expenses (including, without limitation, tenant newsletters and Building promotional gifts, events or parties for existing or future occupants) and legal fees for the preparation and negotiation of leases; (E) costs of initial improvements to, or alterations of, space leased to any tenant; (F) depreciation or amortization of any improvements except as specifically set forth in this Lease; (G) the cost of repairing or restoring any portion of the Building damaged by a hazard, to the extent Landlord has received insurance proceeds with respect to such damage (provided that the amount of any deductible permitted under this Lease and paid by Landlord shall be included in Expenses) or would have received such proceeds had Landlord maintained the insurance coverage required under this Lease; (H) the cost of repairs, alterations or replacements required as the result of the exercise of any right of eminent domain to the extent Landlord receives net condemnation proceeds in reimbursement of such costs, as the result of such exercise; (I) any costs, fines, penalties, interest and late fees on past due amounts incurred by Landlord due to Landlord’s violation of any applicable law, rule or regulation; (J) costs incurred for relocating tenants within the Building; (K) any other costs or expenses incurred by Landlord to the extent (1) Landlord has actually collected funds in reimbursement of such costs and expenses from any policies of insurance in effect or (2) Landlord has the right to collect such funds in reimbursement of such costs from any other tenant (other than through such tenant’s payment of its share of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Expenses or Taxes); (L) Landlord’s overhead and general administrative expenses; (M) legal and auditing fees in connection with disputes with tenants (excepting legal fees in seeking to enforce Building rules and regulations); (N) costs incurred for special services performed for other tenants that are not performed for Tenant; (O) executive salaries above the grade of Building Manager, except for personnel, off-site or otherwise, to the extent such personnel perform services or functions related to the management, operation or maintenance of the Building, and whose services Landlord would otherwise contract for with a third party, and then only to the extent the cost of such personnel is allocated to the Building proportionately to the amount of time spent on the Building by such personnel and the salaries for such personnel are not in excess of salaries paid to similar personnel in the North Phoenix Office Market; (P) management fees charged by Landlord or Landlord’s agent to the extent such fees (1) are not actually incurred by Landlord, and (2) are in excess of market rate management fees for similar class and size buildings for the North Phoenix Office Market; (Q) expenses (including without limitation, utility expenses) incurred in connection with the Building cafeteria or any athletic club, parking garage, observatory or antenna not available for use by Tenant without payment of an additional charge; (R) costs for rented equipment used in the operation of the Building, to the extent that the cost to purchase such equipment would constitute a capital expenditure, provided that (1) the cost of any such equipment so leased shall be treated as an Operating Expense to the extent that it would qualify under subclause B. above if it had been purchased rather than leased, and amortized as provided in subclause B. above and (2) the cost of renting any equipment on an as needed basis for the repair and/or maintenance of the Building shall be included as an Operating Expense; (S) costs for the purchase of sculptures, paintings and other objects of art located within the Building (except for seasonal decorations such as Christmas decorations, which shall be passed through as an Expense), but Expenses shall include costs incurred in maintaining such objects; (T) political and charitable contributions; (U) costs for services paid to any affiliate of Landlord that are in excess of the then prevailing market costs for such services; (V) costs of removing, encapsulating or otherwise abating any hazardous substance or regulated material (as defined under any federal, state or local law in effect as of the date hereof) in or about the Building not placed there by Tenant. Landlord shall not recover through Operating Expenses any item of cost more than once. Expenses shall be determined on a cash or accrual basis, as Landlord may elect, based on generally accepted accounting principles, consistently applied.

(ii) “Rent” shall mean Base Rent, Adjustment Rent, and any other sums or charges due from Tenant hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(iii) “Taxes” shall mean all general real estate taxes, paid in connection with the Building, and the parcel on which it is currently located, including all reasonable costs and expenses of protesting any such taxes and assessments. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes. For the purpose of determining Taxes for any given year, the amount to be included for such year shall be the amount due and payable in such year.

(iv) “Tenant’s Proportionate Share” shall mean the percentage set forth in Item 7 of the Schedule that has been determined by dividing the Rentable Square Feet of the Premises by the Rentable Square Feet of the Building.

(b) Components of Rent. Tenant agrees to pay the following amounts to Landlord at the office of the Building or at such other place as Landlord designates:

(i) Base rent (“Base Rent”) to be paid in monthly installments in the amount set forth in Item 4 of the Schedule in advance on or before the first day of each month of the Term, without demand.

(ii) Adjustment rent (“Adjustment Rent”) in an amount equal to Tenant’s Proportionate Share of (A) any increase of Expenses for any calendar year over Expenses for the Expense Base Year, provided that Tenant shall not be required to pay Tenant’s Proportionate Share of the portion of Controllable Expenses that exceed the previous year’s Controllable Expenses by five percent (5%) or that exceed the amount that would be obtained by increasing Controllable Expenses in the Expense Base Year by five percent (5%) annually, and (B) any increase of Taxes for any calendar year over Taxes paid during the Tax Base Year. Prior to each calendar year, or as soon as reasonably possible, Landlord shall estimate and notify Tenant of the amount of Adjustment Rent due for such year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be reasonably revised by Landlord whenever it obtains information relevant to making such estimate more accurate, but not more than one time per calendar year. Within ninety (90) days after the end of each calendar year, Landlord shall deliver to Tenant a report setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year. Within thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year minus any payments of Adjustment Rent made by Tenant for such year. If Tenant’s estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant’s other obligations under this Lease or promptly refund such excess to Tenant if the Term

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

has already expired, provided Tenant is not then in default hereunder, in either case without interest to Tenant.

(c) Payment of Rent. The following provisions shall govern the payment of Rent: (i) payment of rent shall commence on the Term Commencement Date (“Rent Commencement Date”); (ii) if this Lease ends on a day other than the last day of a month, the Rent for the month in which this Lease ends shall be prorated; (iii) all Rent shall be paid to Landlord without offset or deduction except as otherwise set forth herein, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iv) any sum due from Tenant to Landlord that is not paid when due shall bear interest from the date due until the date paid at the annual rate of two percentage (2%) points above the rate then most recently announced by JPMorgan Chase as its corporate base lending rate, from time to time in effect, but in no event higher than the maximum rate permitted by law (the “Default Rate”) and, in addition, Tenant shall pay Landlord a late charge for any Rent payment that is paid more than ten (10) days after its due date and after written notice from Landlord equal to ten percent (10%) of such payment; (v) if changes are made to this Lease or the Building changing the number of square feet contained in the Premises or in the Building, Landlord shall make an appropriate adjustment to Tenant’s Proportionate Share; (vi) Tenant shall have the right to inspect Landlord’s accounting records relative to Expenses and Taxes during normal business hours at any time within one hundred twenty (120) days following the furnishing to Tenant of the annual statement of Adjustment Rent and, if Tenant shall take written exception within said one hundred twenty (120) day period, Landlord and Tenant shall engage an independent auditor to examine Landlord’s accounting records relative to the item(s) of Taxes and/or Expenses that Tenant so questioned and the Adjustment Rent shall be adjusted based upon the findings of such auditor. If, upon review of Landlord’s records with respect to the questioned item(s), such auditor finds that the amount of Taxes and/or Expenses set forth in Landlord’s annual statement of Adjustment Rent exceeds the actual proportion of Taxes and/or Expenses for the applicable calendar year by more than five percent (5%), Landlord shall pay the cost of engaging such auditor; (vii) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant’s agreement to pay any such sums and Landlord’s obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; (viii) no adjustment to the Rent by virtue of the operation of the rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Base Rent shown on the Schedule; (ix) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate, at which time Tenant shall pay retroactively the increased amount for all previous months of such calendar year; and (x) Landlord shall have no right to increase the amount of Rent payable hereunder as a result of any remeasurement of either the Building or the Premises.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

3.	USE

Tenant agrees that it shall occupy and use the Premises only as general business offices and for no other purposes. Tenant shall comply with all federal, state and municipal laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant’s use or occupancy of the Premises. Without limiting the foregoing:

(a) Tenant shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators or stairways of the Building; or

(b) Tenant shall not make or permit to be made any use of the Premises that, directly or indirectly, is forbidden by public law, ordinance or governmental regulation or that may be dangerous to persons or property, or that may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; Tenant shall not do, or permit to be done, any act or thing upon the Premises that will be in conflict with fire insurance policies covering the Building. Tenant, at its sole expense, shall comply with all rules, regulations or requirements of the local Inspection and Planning Bureau or any other similar body, and shall not do, or permit anything to be done upon the Premises, or bring or keep anything thereon, in violation of rules, regulations or requirements of the Fire Department, local inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of fire insurance that is applicable to the Building;

(c) Tenant shall not make or permit any noise or odor that is a nuisance to other occupants;

(d) Tenant shall not install any locks or similar devices in the Premises without Landlord’s consent (not to be unreasonably withheld or delayed). Landlord and Tenant acknowledge that there is a key card security system in place at the Premises on the date of this Lease. Landlord hereby consents to installation of separate locks or similar devices on room(s) identified by Tenant as “Computer Rooms”. No keys or keycards for any door other than those keys and keycards provided by Landlord or for any locks consented to by Landlord shall be made. Upon termination of this Lease or of Tenant’s possession, Tenant shall surrender all keys, if any, and keycards to the Premises and shall make known to Landlord the combination of all locks on safes, cabinets and vaults that are not removed by Tenant;

(e) Tenant shall be responsible for the locking of doors in and to the Premises, except that agents of Landlord, including cleaning personnel, shall be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

responsible for locking doors upon exiting the Premises after Tenant’s normal business hours. Subject to the terms of Section 8(c), below, any damage resulting from neglect of this clause shall be paid for by Tenant, unless any such damage is caused by the negligence or willful misconduct of Landlord or anyone acting by, through or on behalf of Landlord;

(f) If Tenant desires additional telegraphic, telephonic, burglar alarm or signal service other than those existing in the Premises as of the date of this Lease, Landlord will, upon request, promptly direct where and how connections and all wiring for such service shall be introduced and run, which direction shall be exercised without unreasonable delay. Without such direction, no boring, cutting or installation of wires or cables is permitted;

(g) Shades, draperies or other forms of inside window covering must be of such shape, color and material as approved by Landlord. The window coverings in the Premises as of the date of this Lease are approved by Landlord;

(h) Tenant shall not overload any floor, and shall be responsible for repairing any damage to the Building caused by such overloading. Tenant will notify Landlord of any requirements for higher loading than normally found in an office environment. Safes, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as Landlord shall reasonably direct and at Tenant’s sole risk and responsibility;

(i) Unless Landlord gives advance written consent in each and every instance (which consent shall not be unreasonably withheld, conditioned or delayed), Tenant shall not install or operate any additional steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, other than those existing in the Premises as of the date of this Lease, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha or benzene, or any explosive or other articles that are hazardous to persons or property (except for small amounts used in the ordinary course of business);

(j) Tenant shall not place or allow anything to be against or near the glass of partitions, doors or windows of the Premises that diminishes the light in, or is unsightly from the exterior of the Building, public halls or corridors;

(k) Tenant shall not install in the Premises any portable HVAC units, including (without limitation) space heaters, or any additional equipment that uses a substantial amount of electricity other than that existing in the Premises as of the date of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

this Lease, if any, or those normally found in an office environment, without the advance written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed). Landlord hereby consents to Tenant’s installation of computer equipment, the requirements for which have been made known to Landlord. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation to use no more electricity than normally used in an office environment of similar size.

(l) Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant’s agents, employees, contractors, or invitees without first obtaining Landlord’s written consent; provided, however, Landlord hereby permits (and acknowledges that there will be present in the Premises) hazardous or toxic substances normally and customarily utilized in an office environment (including but not limited to those materials contained or use in photostatic copying machines and cleaning solutions) if and so long as such substances are used in the normal and customary manner for offices and in compliance with all applicable environmental laws. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises except as permitted above, or if the Premises become contaminated in any manner on account of the actions of Tenant, Tenant’s agents, employees, contractors or invitees for Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in the value of the Premises, damages caused by loss or restriction of rentable or usable space or any damages caused by adverse impacts on the marketing of the space, and any and all sums paid for settlement of claims, attorneys’ fees, consultant, and expert fees) arising during or after the Term and arising as a result. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the size of any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limiting the foregoing, if Tenant, Tenant’s agents, employees, contractors or invitees cause the presence of any Hazardous Substance on the Premises that results in contamination, Tenant shall promptly, at its sole cost and expense, take any and all necessary actions to return the Premises to the condition existing prior to the introduction of any such Hazardous Substance on the Premises by Tenant, Tenant’s agents, employees, contractors or invitees. Tenant shall first obtain Landlord’s approval for any such remedial action and Landlord shall have the right, at Landlord’s option, to supervise such remedial action or to perform such remedial action itself at Tenant’s sole cost and expense;

As used herein, “Hazardous Substance” means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the State of Arizona, or the United Stated Government. “Hazardous Substance” includes any and all material or substances that are defined as “hazardous waste,” “extremely hazardous waste,” or a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

“hazardous substance” pursuant to state, federal, or local governmental law. “Hazardous Substance” includes, but is not restricted to, asbestos, polychlorobiphenyls (“PCBs”), and petroleum. Notwithstanding anything contained herein to the contrary, neither the term “Hazardous Substance” nor “Hazardous Material” shall be deemed to include substances or materials commonly utilized in the use and operation of a general office for the permitted uses set forth in this Lease.

(m) If Tenant is in Default of its obligations under this Section 3, Tenant shall pay to Landlord all damages caused by such breach and shall also pay to Landlord, as Additional Rent, an amount equal to any increase in insurance premium or premiums caused by such breach. Any Default under this Section 3 may be restrained by injunction. Tenant shall be liable to Landlord for all damages resulting from a Default of its obligations under this Section 3. Landlord shall have the right to make, and Tenant shall observe, such reasonable rules and regulations as Landlord or its agents may from time to time adopt on such reasonable notice to be given as Landlord may elect. Nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce provisions of this Section 3 or any rule and regulations hereafter adopted, or other terms, covenants or conditions of any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding anything contained in this Lease to the contrary, Landlord covenants and agrees that any Landlord rules and regulations or similar provisions shall not be enforced more vigorously against Tenant than against any other occupant of the Building.

4.	CONDITION OF PREMISES

Landlord hereby agrees to allow Tenant to use the furniture listed on Exhibit C, all of which is owned by Landlord. Such furniture will remain Landlord’s during the Term, as it may be extended from time to time. Tenant shall surrender to Landlord at the expiration or prior termination of this Lease all such furniture. Should Tenant place or install in the Premises any additional furniture, at the expiration or prior termination of this Lease Tenant shall either transfer such additional furniture to Landlord at no cost or expense to Landlord, or remove such additional furniture from the Premises within ten (10) days following such expiration or termination of this Lease.

Tenant has accepted possession of the Premises and hereby confirms they are in good order and satisfactory condition. Tenant shall not use or permit the use of any part of the Premises for any purpose prohibited by law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

5.	BUILDING SERVICES

Landlord shall provide the following services throughout the Term of this Lease:

(a) Basic Services. Landlord shall furnish the following services: (i) heating, ventilating and air conditioning to provide a temperature condition required for comfortable occupancy of the Premises under normal business operations, daily from 8:00 A.M. to 6:00 P.M. (Saturday from 8:00 A.M. to 1:00 P.M.), Sundays, New Year’s Day, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day excepted, and upon twenty-four hour advance notice during other times at no additional cost to Tenant; (ii) city water for drinking, and for restrooms in the Premises and office kitchen/refreshment areas requested by Tenant, and city water for any package air conditioning units; (iii) men’s and women’s restrooms at locations outside the Premises designated by Landlord, in common with other tenants of the Building; (iv) daily janitor service in the Premises and common areas of the Building comparable with other like-quality office buildings in Phoenix, Arizona, weekends and holidays excepted, and consistent with the Janitorial Specifications attached hereto as Exhibit D and made a part hereof; (v) passenger elevator service in common with Landlord and other tenants of the Building, 24 hours a day, 7 days a week, subject to Landlord’s right to reduce the number of elevator cabs operating in the Building during holidays, weekends, and from 6:00 P.M. to 8:00 A.M. on weekdays; (vi) freight elevator service daily, weekends and holidays excepted, upon request of Tenant and subject to reasonable scheduling by Landlord (utilizing passenger elevators as freight elevators due to the absence of a dedicated freight elevator in the Building), and (vii) electricity for lights and plugs in the Premises. Should Tenant desire the perimeter windows of the Premises to be cleaned more often than Landlord cleans them, then on Tenant’s request Landlord will arrange to have such windows cleaned. Tenant will reimburse Landlord for any such cleaning requested by Tenant in an amount equal to Landlord’s cost not including a management or supervision fee.

(b) Cafeteria. Tenant and its agents, employees and invitees shall have access to the Building cafeteria. Landlord shall maintain the operation of the Cafeteria during the Term.

(c) Telephones. Tenant shall arrange for telephone service directly with one or more of the public telephone companies servicing the Building and shall be solely responsible for paying for such telephone service. However, for so long as telephone service is provided to the Premises through Landlord’s phone switch, Tenant will reimburse Landlord the cost of Tenant’s phone usage and Tenant need not provide for arrangements with public service providers at its expense.

(d) Security. At Landlord’s expense, Tenant shall be provided with fifty (50) electronic security key cards to provide 24 hour per day, 7 day per week, 365 day

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

per year access to the Premises through the Building’s electronic security system. Additional key cards will provided at Tenant’s expense, which cost shall not exceed Landlord’s direct cost of providing such additional key cards plus fifteen percent (15%). Tenant agrees that the security procedures and systems set forth in this paragraph may be revised by Landlord so long as such changes or amendments do not have a material adverse affect upon the security services provided for the Building and are comparable to other like-quality buildings in the North Phoenix Office Market.

(e) Parking Lot Maintenance. Regular cleaning and maintenance of the surface parking lot sidewalks and walkways on the land on which the Building is located.

(f) Failure or Delay in Furnishing Services. Landlord does not warrant that any of the services or any of the equipment used in connection with the above-mentioned services will be free from interruptions. Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant’s use of the Premises or relieve Tenant from its obligation to pay any Rent when due or from any other obligations of Tenant under this Lease. Notwithstanding the foregoing, if such services are interrupted, and if (i) such interruption does not arise as a result of an act or omission of Tenant, (ii) such interruption does not arise as a result of a matter or condition affecting the adjacent one mile radius area, such as a city-wide power outage, (iii) as a result of such interruption, the Premises or any material portion thereof is rendered untenantable (meaning a lack of elevator access, temperature in the Premises of more than fifteen (15) degrees higher or lower than building standard during normal business hours or Tenant’s other inability to use the Premises or such material portion thereof in the normal course of its business) and Tenant in fact so ceases to use the Premises or such material portion thereof for the normal conduct of its business, and (iv) such interruption continues for a period of three (3) or more consecutive business days, then the Rent payable hereunder shall be equitably abated based upon the percentage of the space in the Premises so rendered untenantable and not being used by Tenant. The foregoing abatement of Rent shall become effective as of the day the Premises or such material portion thereof becomes untenantable and Tenant ceases to use such space for the normal conduct of its business. In the event such interruption continues for more than 120 days, Tenant shall have the option to terminate this Lease by written notice to Landlord, effective as of the 120th day after the Premises or such material portion thereof becomes untenantable and Tenant ceases to use such space for the normal conduct of its business.

(g) Cooperation with Landlord. Tenant agrees to cooperate fully with Landlord, at all times, in abiding by all reasonable regulations and requirements that Landlord may prescribe on prior reasonable notice to Tenant for the proper functioning and protection of all utilities and services that are reasonably needed for the operation of the Premises and the Building. Landlord and its contractors shall, upon reasonable prior

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

written notice to Tenant, have temporary access to any and all mechanical installations, provided that Tenant shall receive an equitable abatement of Rent should Tenant’s occupancy be disturbed for a period in excess of seventy-two (72) hours. Tenant further agrees that neither Tenant nor its employees, agents, licensees, invitees or contractors shall at any time tamper with, adjust or otherwise in any manner affect Landlord’s mechanical installations except as provided in this Lease.

6.	MAINTENANCE AND REPAIRS

Landlord shall make all structural repairs to the Building and all repairs that may be needed to the mechanical, electrical and plumbing systems in the Premises. Any and all other repairs to any furniture systems or any non-base building specification standard fixtures or other improvements installed or made by or at the request of Tenant and requiring unusual or special maintenance shall be the sole cost and responsibility of Tenant. If any repairs are required by reason of the gross negligence or willful misconduct of Tenant or its agents, employees or invitees, Landlord may make such repair at Tenant’s cost and expense.

7.	ALTERATIONS

Any replacement, alteration, improvement or addition to or removal from the Premises, and any modifications to the Landlord-supplied furniture systems, are collectively referred to in this Lease as “Alterations.” Should Tenant desire to make any Alterations Tenant shall so notify Landlord in writing, and submit with its notice detailed plans and specifications, or detailed drawings for furniture system modifications, depicting them. Landlord shall have the right to approve all such Alterations, which approval shall not be unreasonably withheld or delayed. Landlord shall engage contractors to perform all such Alterations at Tenant’s cost. Landlord will not charge Tenant any construction supervision fee for Alterations. Prior to commencing any Alterations, Landlord shall submit the contractor’s bid to Tenant for its prior approval. Landlord also shall submit any change orders to Tenant for its prior approval. Neither approval of the plans and specifications nor supervision of the Alterations by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such Alterations with applicable law. At the time Landlord approves the plans for any Alterations, Landlord shall inform Tenant in writing as to which Alterations, if any, Landlord will require to be removed at the end of the Term, and to the extent Landlord does not so notify Tenant, Tenant shall not be obligated to remove any such Alterations. In no event shall Tenant be obligated to remove any normal office improvements or cabling installed in the Premises. Tenant shall pay the entire cost of the Alterations within twenty (20) days of receipt of Landlord’s billing. Each Alteration, whether temporary or permanent in character (excepting only Tenant’s equipment and trade fixtures) shall become Landlord’s property and shall remain upon the Premises at the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

expiration or termination of this Lease (except those Landlord has informed Tenant that Tenant must remove at the end of the Term, as provided above) without compensation to Tenant. Tenant shall make no Alterations except in accordance with this Section 7.

8.	INSURANCE

In consideration of the leasing of the Premises at the Rent stated herein, Landlord and Tenant agree to provide insurance and allocate the risks of loss as follows:

(a) Tenant’s Insurance.

(i) Tenant, at its sole cost and expense but for the mutual benefit of Landlord (when used in this Section 8(a) the term “Landlord” shall include Landlord’s partners, beneficiaries, officers, agents, servants and employees and the term “Tenant” shall include Tenant’s partners, beneficiaries, officers, agents, servants and employees), agrees to purchase and keep in force and effect during the term hereof, insurance that is available at commercially reasonable rates and otherwise carried by tenants in the area, providing a commercially reasonable deductible, under policies issued by insurers of recognized responsibility licensed to do business in the State of Arizona with a Best’s rating of A- or better on all of Tenant’s furniture, trade fixtures, equipment and other personal property located in the Premises, protecting Landlord and Tenant from damage or other loss caused by fire or other casualty, including but not limited to vandalism and malicious mischief, perils covered by extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall contain a replacement cost endorsement. Such insurance shall also contain a clause pursuant to which the insurance carriers waive all rights of subrogation against the Landlord with respect to losses payable under such policies.

(ii) Tenant also agrees to maintain commercial general liability insurance covering Tenant as the insured party, containing a contractual liability endorsement and naming Landlord as an additional insured, against claims for bodily injury and death and property damage occurring in or about the Premises, with limits of not less than Two Million and No/100 Dollars ($2,000,000.00) for each injury or death to a person and Five Million and No/100 Dollars ($5,000,000.00) for each occurrence and, in case of property damage, not less than Two Million and No/100 Dollars ($2,000,000.00) for any one occurrence.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(iii) All insurance required under this Section 8(a) shall name the Landlord as an additional insured. Tenant shall, prior to commencement of the term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days prior written notice to Landlord and Tenant. If Tenant fails to procure such insurance, Landlord may at its option, after giving Tenant no less than fourteen (14) days prior written notice of its election to do so, procure the same for the account of Tenant and the cost thereof shall be paid to Landlord as additional Rent upon receipt by Tenant of bills therefor.

(b) Landlord’s Insurance.

(i) Landlord, at its sole cost and expense but for the mutual benefit of Tenant (when used in this Section 8(b) the term “Landlord” shall include Landlord’s partners, beneficiaries, officers, agents, servants and employees and the term “Tenant” shall include Tenant’s partners, beneficiaries, officers, agents, servants and employees), agrees to purchase and keep in force and effect during the term hereof, insurance that is available at commercially reasonable rates and otherwise carried by landlords in the area, providing a commercially reasonable deductible, under policies issued by insurers of recognized responsibility licensed to do business in the state of Arizona with a Best’s rating of A- or better on the Building and all alterations, additions, and improvements thereto, protecting Landlord and Tenant from damage or other loss caused by fire or other casualty, including but not limited to vandalism and malicious mischief, perils covered by extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of the Building. Such insurance shall provide that it is specific and not contributory and shall contain a replacement cost endorsement. Such insurance shall also contain a clause pursuant to which the insurance carriers waive all rights of subrogation against the Tenant with respect to losses payable under such policies.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(ii) Landlord also agrees to maintain commercial general liability insurance covering Landlord as the insured party, containing a contractual liability endorsement and naming Tenant as an additional insured, against claims for bodily injury and death and property damage occurring in or about the Building, with limits of not less than Two Million Dollars ($2,000,000.00) for each injury or death to a person and Five Million Dollars ($5,000,000.00) for each occurrence and, in case of property damage, not less than Two Million Dollars ($2,000,000.00) for any one occurrence.

(iii) Notwithstanding anything provided for in this subsection (b) to the contrary, Landlord may self-insure the risks identified in this subsection (b) to the extent consistent with prudent business practices and customary in the industry in amounts customarily carried or maintained under similar circumstances by corporations of established reputation of comparable net worth engaged in businesses similar to Landlord’s business.

(c) Risk of Loss. By this Section 8, Landlord and Tenant intend that the risk of loss or damage caused by fire or other casualty as described above be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance with the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty.

9.	TENANT’S AND LANDLORD’S RESPONSIBILITIES

To the extent permitted by law and subject to the terms of Section 3(e) and Section 8(c) hereof, Tenant shall assume the risk of responsibility for, and indemnify, defend, protect and hold harmless Landlord from and against all liabilities, demands, claims, losses, damages, causes of action or judgments, and all reasonable expenses incurred in investigating or resisting the same for injury to person, loss of life or damage to property occurring during the Term in, on or about the Premises, regardless of cause, unless the same is caused by the sole gross negligence or willful misconduct of Landlord, its contractors, agents, employees, and Tenant hereby releases Landlord from any and all liability for same. Tenant’s obligation to indemnify Landlord hereunder shall include the duty to pay any judgments, settlements, costs, fees and expenses, including attorneys’ fees, incurred in connection therewith.

To the extent permitted by law and subject to the terms of Section 8(c) hereof, Landlord shall assume the risk of responsibility for, and indemnify, defend, protect and hold harmless

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Tenant from and against all liabilities, demands, claims, losses, damages, causes of action or judgments, and all reasonable expenses incurred in investigating or resisting the same for injury to person, loss of life or damage to property occurring during the Term in, on or about the Building excluding the Premises, regardless of cause, unless the same is caused by the sole gross negligence or willful misconduct of Tenant, its contractors, agents and employees, and Landlord hereby releases Tenant from any and all liability for same. Landlord’s obligation to indemnify Tenant hereunder shall include the duty to pay any judgments, settlements, costs, fees and expenses, including attorneys’ fees, incurred in connection therewith.

10.	FIRE OR OTHER CASUALTY

(a) Building or Premises Untenantable. If the Premises or the Building are made untenantable by fire or other casualty:

(i) Landlord or Tenant may elect to terminate this Lease as of the date of the fire or casualty by written notice within one hundred fifty (150) days after such date, or

(ii) If this Lease is not so terminated, then Landlord shall proceed with reasonable diligence to repair, restore or rehabilitate the Building or the Premises at Landlord’s expense within two hundred seventy (270) days after the date of such casualty. In the event such restoration is not substantially complete within said 270 day period, then Tenant may terminate this Lease as of the date of the fire or casualty upon written notice to Landlord.

If Landlord elects to terminate this Lease, the Rent shall be apportioned on a per diem basis and paid to the date of such casualty. If Landlord elects to repair, restore or rehabilitate the Building or the Premises, Rent shall abate on a per diem basis during the period of untenantability.

(b) Partial Damage. If the Premises are partially damaged by fire or other casualty but not made wholly untenantable, then Landlord shall, except during the last year of the Term, proceed with reasonable diligence to repair and restore the Premises and the Rent shall abate in proportion to the non-usability of the Premises during the period of untenantability. If a portion of the Premises are made untenantable as aforesaid during the last year of the Term or cannot be repaired within one hundred eighty (180) days of such damage then either party shall have the right to terminate this Lease as of the date of the fire or other casualty by giving notice thereof to the other within thirty (30) days after the date of the fire or other casualty, in which event the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

11.	CONDEMNATION

(a) If the Premises or the Building is rendered untenantable by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such condemnation, in which event this Lease shall terminate effective as of the date of such condemnation. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Building untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority.

(b) All compensation awarded or paid upon such a total or partial taking of the Building or the Premises shall belong to and be the property of Landlord without any participation by Tenant for the loss of the leasehold interest created hereby; provided, however, that nothing contained herein shall preclude Tenant from prosecuting any claims against the condemning authority in any such condemnation proceedings for loss of business, or depreciation to, damage to, cost of removal of, or for the value of trade fixtures and other personal property (except furniture) belonging to Tenant and included in such taking and Tenant’s relocation costs; further provided, however, that no such claim by Tenant shall diminish or otherwise adversely affect Landlord’s award or the award of any fee mortgagee.

12.	ASSIGNMENT AND SUBLETTING

(a) Landlord’s Consent. Tenant shall not, without the prior written consent of Landlord: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law other than to a Permitted Assignee; or (ii) permit the use of the Premises by any person other than Tenant and its employees. Any such assignment, sublease or other transfer described in the preceding sentence (a “Transfer”) occurring without the prior written consent of Landlord shall be void ab initio and of no effect. Landlord’s consent to any Transfer shall not constitute a waiver of Landlord’s right to withhold its consent to any future Transfer. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the prospective obligations of Tenant hereunder. Notwithstanding anything contained in this Section 12 to the contrary, Tenant shall have the right, upon prior written notice to Landlord but without Landlord’s consent, to assign or sublet all of the Premises to a Permitted Assignee (as hereinafter defined), and in the event of an

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

assignment to a Permitted Assignee, such Permitted Assignee assumes, pursuant to an agreement in form and substance reasonably satisfactory to Landlord, the prospective obligations of Tenant hereunder. As used herein, a “Permitted Assignee” shall mean (i) any entity owned or controlled by Tenant, (ii) any entity of which Tenant is a subsidiary (on any level), (iii) any entity that is under common ownership or control with Tenant, (iv) any entity that Tenant is merged into or consolidated or that consolidates into Tenant, or (v) any entity that acquires all or substantially all of the asset or stock of Tenant, or any affiliate of Tenant. At least ten (10) business days prior to the effective date of such assignment or sublease, Tenant agrees to deliver to Landlord documentation evidencing that Landlord does not have the right to consent to such transaction pursuant to this Section 12(a). Further, Tenant agrees to deliver to Landlord, within ten (10) business days prior to the effective date of such assignment or sublease, fully executed copies of the documents effectuating such assignment or sublease. Notwithstanding any Transfer, Tenant shall remain liable under this Lease.

(b) Standards for Consent. If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least thirty (30) days prior to the proposed effective date of the Transfer, a written notice that includes reasonable information about the proposed Transfer and the transferee. Landlord shall not unreasonably withhold its consent to any assignment or sublease, which consent shall be granted or withheld within ten (10) business days of receipt of Tenant’s notice. Landlord shall not be deemed to have unreasonably withheld its consent if, by way of illustration and without limitation, in the judgment of Landlord: (i) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (ii) Tenant is in Default under this Lease; or (iii) in the judgment of Landlord, such a Transfer would violate any term, condition, covenant, or agreement of the Landlord involving the Building or any other tenant’s lease within it.

13.	SURRENDER

Upon termination of the Term or Tenant’s right to possession of the Premises, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear excepted. Subject to Sections 4 and 7 of this Lease, Tenant shall remove its equipment, trade fixtures and all other items of personal property from the Premises prior to termination of the Term or Tenant’s right to possession of the Premises. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or, at Landlord’s sole option, such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant’s expense, which shall be Landlord’s actual cost of removal, without notice to Tenant and without obligation to compensate Tenant. The rights and obligations of the parties under this Section 13 shall survive the expiration of the Term or the termination of this Lease.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

14.	DEFAULTS AND REMEDIES

(a) Default. The occurrence of any of the following shall constitute a default (a “Default”) by Tenant under this Lease: (i) Tenant fails to pay any Rent when due and such failure is not cured within ten (10) days after written notice from Landlord; (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Landlord; provided, however, if such default does not involve a hazardous condition and is susceptible to cure but cannot, by the use of reasonable efforts, be cured within thirty (30) days, Landlord shall not exercise any of its remedies hereunder if and so long as (a) Tenant shall have commenced to cure such default within thirty (30) days and (b) Tenant shall thereafter continuously and diligently proceed to cure such default in a manner reasonably satisfactory to Landlord, and (c) such default shall be cured within sixty (60) days of such notice to Tenant; (iii) the leasehold interest of Tenant is levied upon or attached under process of law; or (iv) any voluntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within ninety (90) days after filing.

(b) Right of Re-Entry. Upon the occurrence of a Default, Landlord may elect to terminate this Lease or, without terminating this Lease, terminate Tenant’s right to possession of the Premises. Upon any such termination, Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord. Tenant grants to Landlord the right to enter and repossess the Premises and to expel Tenant and any others who may be occupying the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass and without relinquishing Landlord’s rights to Rent or any other right given to Landlord hereunder or by operation of law.

(c) Termination of Right to Possession. If Landlord terminates Tenant’s right to possession of the Premises without terminating this Lease, Landlord may relet the Premises or any part thereof. In such case, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord shall reasonably deem appropriate; provided, however, Landlord may first lease Landlord’s other available space and shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Tenant shall reimburse Landlord for the costs and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration, redecorating, repairs, and other expenses incurred to secure a new tenant for the Premises.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(d) Damages and Deficiency. Upon the occurrence of a Default, if this Lease expires and comes to an end as hereinabove provided or if Landlord re-enters the Premises without terminating this Lease, then, in either of such events: (a) Tenant shall pay to Landlord all Rent, additional and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord as the case may be; and (b) Tenant shall also be liable to and shall pay to Landlord, as damages, any deficiency (herein called the “Deficiency”) between the Rent reserved in this Lease for the period that otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Article for any part of such period (first deducting from the rents collected under any such reletting all of Landlord’s expenses in connection with the termination of this Lease, including commissions, legal expenses, attorney’s fees, alteration costs, and other expenses of preparing the Premise for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Rent and Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord’s right to collect the Deficiency for any subsequent month by a similar proceeding.

(e) Other Remedies. Landlord may but shall not be obligated to perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate, shall be reimbursed by Tenant to Landlord on demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

(f) Bankruptcy. If Tenant becomes bankrupt, the bankruptcy trustee shall not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

(g) Waiver of Trial by Jury. Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease, the Premises, the Building or the relationship of Landlord and Tenant concerning the subject matter of this Lease or any claim of injury or damage, or the enforcement of any remedy under any statute, law, ordinance, rule or regulation now or hereafter in effect concerning such Lease.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(h) Venue. If either Landlord or Tenant desires to bring an action against the other in connection with this Lease, such action shall be brought in the federal or state courts located in the county in which the Building is located. Landlord and Tenant consent to the jurisdiction of such courts and waive any right to have such action transferred from such courts on the grounds of improper venue or inconvenient forum.

(i) Landlord’s Right to Perform Tenant’s Covenants. Tenant covenants and agrees that if it is in Default of its obligation to make any payment or in Default of its obligation to perform any other act on its part to be made or performed as provided in this Lease, then Landlord may, but shall not be obligated, so to do, and (i) without notice to or demand upon Tenant in the event of emergency or to prevent any sale, forfeiture, foreclose or damage to the Premises, or (ii) otherwise after ten (10) days additional written notice to Tenant, and in any event without waiving or releasing Tenant from any obligations of Tenant contained in this Lease, make any payment or perform any act of Tenant to be made and performed as provided in this Lease in such manner and to such extent as Landlord may reasonably deem desirable, and in exercising any such rights to pay necessary and incidental costs and expenses may employ counsel and incur and pay reasonable attorney’s fees. All reasonable sums so paid by Landlord and all reasonable and necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the Default Rate from the date of the making of such expenditure by Landlord, shall be deemed Additional Rent hereof and, except as otherwise expressly provided in this Lease, shall be payable to Landlord on demand or at the option of Landlord may be added to any Rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of a failure by Tenant to pay Rent.

15.	HOLDING OVER

If Tenant retains possession of the Premises after the expiration or termination of the Term or Tenant’s right to possession of the Premises, Tenant shall pay Rent during such holding over at one and one-half the rate in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. The provisions of this Section do not waive Landlord’s right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant’s remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

16.	ESTOPPEL CERTIFICATE

Landlord and Tenant agree that, from time to time upon not less than thirty (30) days’ prior request by the other party, such party shall execute and deliver to the other party a written certificate certifying: (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (b) the dates to which Rent has been paid; (c) that Tenant is in possession of the Premises, if that is the case; (d) that no defaults exist under this Lease, or, if the responding party believes a default exists, is in default, the nature thereof in detail; and (e) such additional matters as may be requested by Landlord or Tenant, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee, or other person having or acquiring an interest in the Building or the Premises.

17.	SUPERIOR LEASES AND MORTGAGES

Landlord hereby represents to Tenant that the Building is not subject to any existing mortgages, trust deeds or ground or underlying leases. This Lease shall be subject and subordinate to the lien of any mortgage or trust deed or underlying or ground lease hereafter encumbering the Building (hereinafter, a “Mortgage”). As a condition precedent to such subordination, Tenant shall have received a subordination, nondisturbance and attornment agreement from the holder of any such Mortgage, in form and substance reasonably satisfactory to Tenant, and this Lease shall not be subordinate to any future Mortgage until such agreement is obtained.

18.	QUIET ENJOYMENT

So long as no Default exists, Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant’s light, air or view will not be deemed a disturbance of Tenant’s occupancy of the Premises nor will it affect Tenant’s obligations under this Lease or create any liability of Landlord to Tenant.

19.	BROKER

Landlord and Tenant represent to each other that neither has dealt with a broker in connection with this Lease.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

20.	NOTICES

Notices and communications required or permitted to be given in connection with this Lease shall be mailed, by certified or registered United States mail, postage prepaid, or delivered (either personal delivery or delivery by private express courier service such as Federal Express). Notices may also be given by fax, provided that the notice is concurrently given by one of the methods described in the preceding sentence and that confirmation of completed transmission is obtained. Either party may change the person and the place to which notices are to be mailed or delivered by giving written notice to the other party in accordance with the provisions of this Section. Notices sent in accordance with this Section shall be effective (i) in the case of fax notices, one business day after transmission, and (ii) in the case of all other delivery methods, upon receipt or on the date of attempted delivery of such notice. The address for notices shall be:

If to Tenant:

Blackhawk Network, Inc

6220 Stoneridge Mall Road

Pleasanton, CA 94588-3992

Attention: Group Vice President Finance

Fax No. (925) 226-9191

and to:

Blackhawk Network, Inc

6220 Stoneridge Mall Road

Pleasanton, CA 94588-3992

Attention: General Counsel

Fax. No. (925) 226-9728

If to Landlord:

Safeway Inc.

5918 Stoneridge Mall Road

Pleasanton, California 94588-3229

Attention: Vice President, Real Estate Law

Fax No. (925) 467-3224

and to:

Safeway Inc.

5918 Stoneridge Mall Road

Pleasanton, California 94588-3229

Attention: Vice President, Corporate Real Estate

Fax No. (925) 226-5012

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

and to:

Safeway Inc.

5918 Stoneridge Mall Road

Pleasanton, California 94588-3229

Attention: Vice President, Corporate Facilities

Fax No. (925) 476-3111

21.	MISCELLANEOUS

(a) Successors and Assigns. Subject to Section 12 of this Lease, each provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns. All references herein to Landlord and Tenant shall be deemed to include all such parties.

(b) Entire Agreement. This Lease, and the riders and exhibits, if any, attached hereto that are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant. Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Time of Essence. Time is of the essence of this Lease and each and all of its provisions.

(d) Execution and Delivery. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant.

(e) Severability. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

(f) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Arizona.

(g) Attorneys’ Fees. If either Landlord or Tenant employs legal counsel to bring an action at law or in equity, for arbitration or other proceedings against the other to enforce any of the provisions of this Lease, or for a declaration interpreting any of the provisions of this Lease, then the unsuccessful party will pay to the prevailing party a reasonable sum for attorneys’ fees. Attorneys’ fees will include attorneys’ fees on any appeal, and in addition a party entitled to attorneys’ fees will be entitled to all other reasonable costs for investigating such action, taking depositions and other discovery, travel, and all other necessary costs incurred in such litigation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(h) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease.

(i) Encumbrance of Title. Landlord’s title is and always shall be paramount to the title of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber such title without Landlord’s prior written consent.

(j) Force Majeure. Neither Landlord nor Tenant shall be in default hereunder and shall be excused from performing any of its obligations hereunder if Landlord or Tenant and their respective agents and contractors, if applicable, are prevented from performing any of their obligations hereunder due to any accident, breakage, war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, installation, wear, use, repairs, renewal, improvements, alterations, strikes or lockouts, picketing (whether legal or illegal), inability of Landlord or Tenant or their respective agents or contractors, as applicable to obtain fuel or supplies, or any other cause or causes beyond the reasonable control of Landlord or Tenant and their respective agents or contractors, as applicable.

(k) Captions. The headings and titles in this Lease are for convenience only and shall have no effect upon the construction or interpretation of this Lease.

(l) No Waiver. No receipt of money by Landlord from Tenant after termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

(m) Counterparts. This Lease may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(n) Authority to Execute. Each of Landlord and Tenant hereby represent and warrant that such party has full and complete authority to execute this Lease and the other documents executed in connection herewith and to perform the obligations of such party under such documents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(o) No Mortgage or Hypothecation. Tenant shall not encumber, mortgage, hypothecate or otherwise pledge this Lease or the leasehold estate of Tenant created and established hereby.

(p) No Relationship. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture of the parties hereto, it being understood and agreed that no provisions contained in this Lease not any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

22.	SECURITY DEPOSIT

Not applicable.

23.	RIGHTS RESERVED TO LANDLORD

Landlord reserves the following rights:

(a) To prescribe the location and style of the suite number and identification sign or lettering for the Premise, which Landlord shall provide, at its cost, along with building directory signage; provided, however, that this Section 23(a) shall not be applicable to suite numbers, signs and letterings on a floor entirely occupied by Tenant;

(b) To retain at all times, and to use in appropriate instances, pass keys and key cards to the Premises upon twenty-four (24) hours prior written notice to Tenant except in the case of an emergency;

(c) To exhibit the Premises at reasonable hours upon twenty-four (24) hours prior written notice to Tenant;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

(d) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise in accordance with Building security controls. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, casualty, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, to shut down elevator service, to activate elevator emergency controls, or otherwise take such action or preventive measures deemed reasonably necessary by Landlord for the safety or security of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety or security program that is developed by Landlord;

(e) To enter the Premises at reasonable hours upon prior reasonable written notice to Tenant for reasonable purposes, including, without limitation, for inspection, and for supplying services to be provided to Tenant hereunder. In addition, Landlord reserves the right in an emergency to access any room(s) in the Premises that have separate locks or similar devices,” and to enable such access Tenant shall provide Landlord with keys or keycards to such room(s). Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with, Landlord also reserves the right to enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make repairs, alterations, improvements, or additions that are required to be made by Landlord under the Lease; and in that connection Landlord may erect and utilize an outside hoist on the Building that may be anchored to the Building through exterior window spaces in the Premises, close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part, and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise, and without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant’s obligations under this Lease; provided, however, that if Landlord’s activities pursuant to this Section 23 materially disturb Tenant’s occupancy for a period in excess of seventy-two (72) hours, Tenant shall receive an equitable rent abatement.

24.	OPTION TO LEASE ADDITIONAL SPACE.

Landlord grants to Tenant the right and option to lease additional space in the Building, subject to, and in accordance with, the terms and conditions set forth in this Section 24. Tenant shall exercise such option by giving Landlord at least one hundred eighty (180) days prior written notice (“Notice Period”) specifying the additional space that is the subject of the option

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

exercise (“Option Space”). This option may be exercised by Subtenant only if there remains at least two (2) years in the Term, or in the then-current Extended Term, as applicable, as of the date of intended occupancy (excluding unexercised Renewal Option terms), and only so long as Landlord owns at least 51 % of the outstanding stock of Tenant. The Option Space may include only then vacant rentable space in the Building. Upon the date of expiration of the Notice Period, the Option Space shall become part of the Premises on all of the terms and conditions of this Lease for the remainder of the Term. Without limitation, on such date the Rentable Area of the Premises will be increased by the Rentable Area contained in the Option Space, and Tenant’s Proportionate Share, for all purposes under this Lease, will be adjusted to reflect such increase. Landlord will deliver the Option Space in its then existing “as is” condition. Landlord will have no obligation to make any repairs or construct any improvements to the Option Space in connection with Tenant’s contemplated use, or to demolish existing improvements therein, and Tenant shall be responsible for the construction and installation of any tenant improvements it desires to install within the Option Space, at Tenant’s sole cost and expense. Landlord shall promptly prepare and Landlord and Tenant shall promptly execute an amendment to this Lease reflecting the addition of the Option Space to the Premises.

IN WITNESS WHEREOF, the parties hereto have executed this Lease in manner sufficient to bind them as of the day and year first above written.

LANDLORD:

SAFEWAY INC., a Delaware corporation

By:	/s/ Marilyn K. Beardsley
Its: Assistant Vice President

By:	/s/ Linda S. MacDonald
Its: Assistant Secretary

Form Approved: LM

TENANT:

BLACKHAWK NETWORK, INC. an Arizona corporation

By:	/s/ Jerry Ulrich
	Its:	CFO & CAO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

EXHIBIT A

PREMISES

20227 N 27th Avenue, Phoenix, AZ

1st Floor (partial)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

EXHIBIT B

FIRST FLOOR PLAN

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

EXHIBIT C

EXHIBIT C

FURNITURE LIST

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
1				Conference room chairs (Red)		8

2				Conference room chairs (Orange)		6

3	HMI	HAO	30”x36”	Common Top	WORKSURFACE	3

4	HMI	HAO	A1120.3924N HF HF 4X 14 4X 14	+Panel,Fabric Npwr 39H 24W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	4

5	HMI	HAO	A1120.3948G HF HF 4X 14 4X 14	+Panel,Fabric Pwr 4-Circ W/Com Pt Lc 39H 48W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	3

6	HMI	HAO	A1120.3948N HF HF 4X 14 4X 14	+Panel,Fabric Npwr 39H 48W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	5

7	HMI	HAO	A1120.3960G HF HF 4X 14 4X	+Panel,Fabric Pwr 4-Circ W/Com Pt Lc 39H 60W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2	PANEL	4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
			14	+tressel spring

8	HMI	HAO	A1120.5324G HF HF 4X 14 4X 14	+Panel,Fabric Pwr 4-Circ W/Com Pt Lc 53H 24W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	9

9	HMI	HAO	A1120.5324N HF HF 4X 14 4X 14	+Panel,Fabric Npwr 53H 24W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	3

10	HMI	HAO	A1120.5330N … … … …	+Panel,Fabric Npwr 53H 30W Skipped Option Skipped Option Skipped Option Skipped Option	PANEL	9

11	HMI	HAO	A1120.5342G	+Panel,Fabric Pwr 4-Circ W/Com Pt Lc 53H 42W	PANEL	10

12	HMI	HAO	A1120.5342N HF HF 4X 14 4X 14	+Panel,Fabric Npwr 53H 42W +inner tone light +inner tone light +tressel-Pr Cat 2 +tressel spring +tressel-Pr Cat 2 +tressel spring	PANEL	6

13	HMI	HAO	A1120.5348G	+Panel,Fabric Pwr 4-Circ	PANEL	7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty

			HF HF 4X 14 4X 14	W/Com Pt Lc 53H 48W +inner tone light +inner tone light +tressel-Pr Cat2 +tressel spring +tressel-Pr Cat2 +tressel spring

14	HMI	HAO	A1120.5348N HF HF 4X 14 4X 14	+Panel,Fabric Npwr 53H 48W +inner tone light +inner tone light +tressel-Pr Cat2 +tressel spring +tressel-Pr Cat2 +tressel spring	PANEL	15

15	HMI	HAO	A1120.6236N HF HF 4X 14 4X 14	+Panel, Fabric Npwr 62H 36W +inner tone light +inner tone light +tressel-Pr Cat2 +tressel spring +tressel-Pr Cat2 +tressel spring	PANEL	2

16	HMI	HAO	A1120.6248G HF HF 4X 14 4X 14	+Panel,Fabric Pwer 4-Circ W/Com Pt Lc 62H 48W +inner tone light +inner tone light +tressel-Pr Cat2 +tressel spring +tressel-Pr Cat2 +tressel spring	PANEL	5

17	HMI	HAO	A1120.6260G HF HF	+Panel,Fabric Pwr 4-Circ W/Com Pt Lc 62H 60W +inner tone light +inner tone light	PANEL	1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
			4X 14 4X 14	+tressel-Pr Cat2 +tressel spring +tressel-Pr Cat2 +tressel spring

18	HMI	HAO	A1220.53H HF HF	+Conn,2-Way 90 Deg Hard 53H +inner tone light +inner tone light	PANEL	8

19	HMI	HAO	A1220.62H HF HF	+Conn,2-Way 90 Deg Hard 62H +inner tone light +inner tone light	PANEL	1

20	HMI	HAO	A1230.53H HF HF	+Conn,3-Way 90 Deg Hard 53H +inner tone light +inner tone light	PANEL	12

21	HMI	HAO	A1240.53H HF	+Conn,4-Way 90 Deg 53H +inner tone light	PANEL	7

22	HMI	HAO	A1240.62H HF	+Conn,4-Way 90 Deg 62H +inner tone light	PANEL	1

23	HMI	HAO	A1271.62H HF HF	+Fin End 62H +inner tone light +inner tone light	PANEL	3

24	HMI	HAO	A1311.A HF	+15 Amp Receptacle 4 Circuit, Duplex, Circuit A 6/Pkg +inner tone light	ELECTRICAL - POWER	4

25	HMI	HAO	A1311.B	+15 Amp Receptacle 4 Circuit, Duplex, Circuit B	ELECTRICAL - POWER	4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
			HF	6/Pkg +inner tone light

26	HMI	HAO	A1311.DN HF	+15 Amp Receptacle 4 Circuit, Duplex, Circuit D 6/Pkg +inner tone light	ELECTRICAL - POWER	7

27	HMI	HAO	A1325.53E HF HF	+Ceiling Pwr Entry, Int Direct Conn, Pwr 53H +inner tone light +inner tone light	ELECTRICAL - POWER	7

28	HMI	HAO	A2310.2430L HF HF	+Work Surf,Sq-Edge Rect Lam 24D 30W +inner tone light +inner tone light	WORKSURFACE	1

29	HMI	HAO	A2310.2442L HF HF	+Work Surf,Sq-Edge Rect Lam 24D 42W +inner tone light +inner tone light	WORKSURFACE	2

30	HMI	HAO	A2310.2448L HF HF	+Work Surf,Sq-Edge Rect Lam 24D 48W +inner tone light +inner tone light	WORKSURFACE	73

31	HMI	HAO	A2310.2451.5L	+Work Surf,Sq-Edge Rect Lam 24D 51.1W	WORKSURFACE	1

32	HMI	HAO	A2310.2460L HF HF	+Work Surf, Sq-Edge Rect Lam 24D 60W +inner tone light +inner tone light	WORKSURFACE	3

33	HMI	HAO	A2380.24L HF HF	+Support Panel, Wk Surf, End Lam 24D +inner tone light +inner tone light	WORKSURFACE	22

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
34	HMI	HAO	A3221.1348 HF	+Shelf, B-Style 7-1/2H 13D 48W +inner tone light	STORAGE	29

35	HMI	HST	AM121AFR AS BU BB FB BU …	+Wk Chr, Ambi, Std-Ht, Std Tilt, Adj Arms, FR +adjustable +black umber +2 1/2” hard caster, black yoke, carpet +fabric back +black umber Skipped Option	SEATING	38

36	HMI	HAO	AO215.34	+Draw Rod 34H	PANEL	11

37	HMI	HAO	AO215.48	+Draw Rod 48H	PANEL	30

38	HMI	HAO	AO215.57	+Draw Rod 57H	PANEL	6

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
1	HMI	MER	26-3018-3E SS HF T1 KA B1 NO …	+File, FS Lat Std Pull, 3 13 1/8” Dwr +smooth paint on smooth steel +inner tone light +1”-high painted metal top with squared edge +keyed alike +1”-high base +no counterweight (must gang or anchor) Skipped Option	FILE CABINETS	6

2	HMI	HFS	FAF10.2015F HF SI HF KA	+Ped F-Pull, Freestd 20D Box/Box/File +inner tone light +standard +inner tone light	FILE CABINETS	38

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
			1F	+keyed alike +standard height

3	HMI	HFS	FAF22.2030A HF SI HF KA NO	+Lat File,F-Pull Freestd 2-Drw 30W +inner tone light +standard +inner tone light +keyed alike +no counterweight (must gang or anchor)	FILE CABINETS	38

4	HMI	HFS	G5230.30BB HF KA NO	+Lat File,B-Pull Freestd 4-Drw 30W +inner tone light +keyed alike +no counterweight (must gang or anchor)	FILE CABINETS	7

5	HMI	HFS	G5230.42BB HF KA NO	+Lat File,B-Pull Freestd 4-Drw 42W +inner tone light +keyed alike +no counterweight (must gang or anchor)	FILE CABINETS	4

Item	Mfg	Cat	Part Number	Part Description	Category	Qty
1			120”	Conference Room Table		1

2			60”	Round Table		1

				Grand Total

Line	Quantity	Description	Unit Price	Extended Amount
1	2.00	Herman Miller A1120.3960N-HF-HF-4X-14-4X-14	200.85	401.70

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Line	Quantity	Description	Unit Price	Extended Amount
	Each

+Panel, Fabric Npwr 39H 60W

OPTION: HF:+inner tone light

OPTION: HF:+inner tone light

OPTION: 4X:+tressel-Pr Cat 2

OPTION: 14:+tressel spring

OPTION: 4X:+tressel-Pr Cat 2

OPTION: 14:+tressel spring

Mark For F39/60N

2	29.00 Each	Herman Miller A1120.5348N-HF-HF-4X-14-4X-14 +Panel, Fabric Npwr 53H 48W OPTION: HF:+inner tone light OPTION: HF:+inner tone light OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring Mark For F53/48N	197.60	5,730.40

3	14.00 Each	Herman Miller A1120.5360G-HF-HF-4X-14-4X-14 +Panel, Fabric Pwr 4-Circ W/Com Pt Lc 53H 60W OPTION: HF:+inner tone light OPTION: HF:+inner tone light OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring Mark For F53/60G	288.28	4,035.92

4	1.00 Each	Herman Miller A1120.6224G-HF-HF-4X-14-4X-14 +Panel, Fabric Pwr 4-Circ W/Com Pt Lc 62H 24W OPTION: HF:+inner tone light OPTION: HF:+inner tone light OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring Mark For F62/24G	196.63	196.63

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Line	Quantity	Description	Unit Price	Extended Amount
5	2.00 Each	Herman Miller A1120.6236N-HF-HF-4X-14-4X-14 +Panel, Fabric Npwr 62H 36W OPTION: HF:+inner tone light OPTION: HF:+inner tone light OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring OPTION: 4X:+tressel-Pr Cat 2 OPTION: 14:+tressel spring Mark For F62/36N	194.03	388.06

6	10.00 Each	Herman Miller A1220.53H-HF-HF +Conn, 2-Way 90 Deg Hard 53H OPTION: HF: +inner tone light OPTION: HF: +inner tone light	37.05	370.50

7	4.00 Each	Herman Miller A1230.62H-HF-HF +Conn, 3-Way 90 Deg Hard 62H OPTION: HF: +inner tone light OPTION: HF: +inner tone light	70.85	283.40

8	35.00 Each	Herman Miller A1271.53H-HF-HF +Fin End 53H OPTION: HF: +inner tone light OPTION: HF: +inner tone light	15.28	534.80

9	1.00 Each	Herman Miller A1322.06E- +Base Pwr Entry, Dir Con 4-Circ, 6 Ft L OPTION: Mark For: 06E	46.48	46.48

10	1.00 Each	Herman Miller A1325.62E-HF-HF +Ceiling Pwr Entry, Int Direct Conn, Pwr 62H OPTION: HF: +inner tone light OPTION: HF: +inner tone light	88.73	88.73

11	5.00 Each	Herman Miller A1354.24G-HF +Base Pwr Adapter, W/Covers 4-Circ W/Rcp & Com Pt 24W OPTION: HF: +inner tone light	58.18	290.90

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Line	Quantity	Description	Unit Price	Extended Amount
12	1.00 Each	Herman Miller A1354.30G-HF +Base Pwr Adapter, W/Covers 4-Circ W/Rcp & Com Pt 30W OPTION: HF: +inner tone light Mark For: F53/30G	58.18	58.18

13	35.00 Each	Herman Miller A2310.2460L-HF-HF +Work Surf, Sq-Edge Rect Lam 24D 60W OPTION: HF: +inner tone light OPTION: HF: +inner tone light Mark For: 24/60	139.75	4,891.25

14	2.00 Each	Herman Miller A3221.1342-HF +Shelf, B-Style 7-1/2H 13D 42W OPTION: HF: +inner tone light Mark For: SH/42	43.88	87.76

15	4.00 Each	Herman Miller A3221.1360-HF +Shelf, B-Style 7-1/2H 13D 60W OPTION: HF: +inner tone light Mark For: SH/60	56.23	224.92

16	20.00 Each	Herman Miller AO215.48 +Draw Rod 48H	6.50	130.00

17	23.00 Each	Herman Miller AO259.-HF +Fin End, Chg-Of-Ht, Panel/Conn OPTION: HF: +inner tone light	7.15	164.45

18	38.00 Each	Herman Miller Y2091.L-HF +Cm Wedge, Sq-Edge Lam OPTION: HF: +inner tone light	42.28	1,606.64

19	1.00 Each	Delivery & Installation - Goodmans Project Management Project Management Services	0.00	0.00

20	1.00 Each	Delivery & Installation - Goodmans Installation Installation - During normal business hours M-F 8am-5pm	7,951.95	7,951.95

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

JANITORIAL SPECIFICATIONS

LOBBIES AND PUBLIC CORRIDORS	FREQUENCY
Ash urns – remove debris, groom sand, clean and polish	Daily
Carpet – continuous care under carpet care program	Subject to Additional Charge
Carpet – vacuum, spot clean, edge, dust baseboards	Included
Directories – clean, polish	Daily
Doors, frames, switch plates – spot clean	Daily
Drinking fountains – disinfect, polish	Daily
Exterior – adjacent to entrances – sweep, spot mop, police	Daily
Floors/Tile – scrub and recoat	Charge Per Occurrence
Floors/Tile – strip and recondition	Charge Per Occurrence
Floors/Tile – sweep, dust mop, spot mop	Daily
Floors/Tile – wet mop, damp wipe baseboards	Daily
Floors/VCT – scrub and recoat	Annually
Floors/VCT – strip and recondition	Annually
Floors/VCT – sweep, dust mop, spot mop	Daily
Floors/VCT – wet mop, damp wipe baseboards	Daily
Furniture – dust all cleared surfaces	Daily
Furniture – upholstered – vacuum	Quarterly
Glass – entrance, side lights – spot clean	Daily
Ledges and sills – dust, spot clean	Monthly
Light fixtures – clean – additional charge above standard ceiling height	Charge Per Occurrence
Mats – vacuum or sweep	Daily
Metal – architectural – dust, spot clean	Daily
Plant care – both living and artificial	Specifically Excluded
Stairwells – sweep, spot mop, dust	Daily
Stone floors – dust mop, spot mop	Daily
Stone floors – wet mop, polish with floor machine	Charge Per Occurrence
Telephones – spot clean with disinfectant	Specifically Excluded
Trash receptacles – empty, clean, change liners	Daily
Vents – dust	Weekly
Walls – lobby – dust	Quarterly

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Walls – spot clean (surfaces permitting)	As Required
Window blinds – dust	Monthly
Windows – exterior surfaces	Provided By Building
Windows – interior surfaces – spot clean	Daily
Windows – full size interior surfaces and partition glass – clean	Charge Per Occurrence

ELEVATORS	FREQUENCY
Carpet – vacuum, spot clean, edge, dust baseboards	Daily
Carpet – continuous care under carpet care program	Subject to Additional Charge
Ceiling and light fixtures – dust, spot clean	Daily
Control panels – dust, spot clean	Daily
Door panels, metal – clean using approved cleaners	Daily
Light fixtures – clean – additional charge above standard ceiling height	As Required
Metal, architectural – dust, spot clean per recommendations	Daily
Metal – architectural – polish or recondition	Specifically Excluded
Mirrors – clean	Daily
Stone floors – dust mop / vacuum, spot mop	Daily
Stone floors – wet mop, polish	Charge Per Occurrence
Tracks – vacuum, clean	Daily
Tracks – polish	Monthly
Walls – dust, spot clean	Daily
Walls – clean, polish	Charge Per Occurrence

RESTROOMS	FREQUENCY
Dispensers – restock, clean, sanitize	Daily
Doors – including frames – dust, spot clean	Daily
Floors – sweep, mop with germicidal detergent, dust cove base	Daily
Floors – scrub, clean cove base	Subject to Additional Charge
Mirrors – dust, clean, polish	Daily
Partitions – dust, spot clean	Daily
Partitions – wash, sanitize	Quarterly
Sinks – clean, sanitize	Daily
Toilets – clean, sanitize	Daily

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Trash receptacle – empty, clean, sanitize, change liners	Daily
Urinals – clean, sanitize, replace screens as needed	Daily
Vanities / Countertops – clean, sanitize	Daily
Vanities / Countertops – polish	Subject to Additional Charge
Vents – dust	Weekly
Walls – other – spot clean (surfaces permitting)	As Required
Walls – tile – wash, sanitize	Quarterly

OFFICE AREAS	FREQUENCY
Carpet – vacuum	Daily
Carpet – edge, dust baseboards, spot clean (spots less than 5-inch diameter)	Weekly
Carpet – cleaning	Charge Per Occurrence
Carpet – continuous care under carpet care program	Subject to Additional Charge
Collectibles and personal memorabilia	Specifically Excluded
Counters and work surfaces – dust and spot clean open areas	Daily
Counters and work surfaces – clean (customer utilizing Pro-Serv pink tents)	When Cleared
Doors, frames, switch plates – spot clean	Daily
Equipment – including telephones	Specifically Excluded
Equipment – clean	Charge Per Occurrence
Furniture – horizontal/vertical open work surfaces – dust	Daily
Furniture – all surfaces – spot clean	Charge Per Occurrence
Furniture – upholstered – vacuum	Quarterly
Furniture – polish	Charge Per Occurrence
Ledges and sills – dust, spot clean	Monthly
Light fixtures – clean	Charge Per Occurrence
Plant care – both living and artificial	Specifically Excluded
Recycling – collection	Subject To Additional Charge
Raised floors – dust or damp mop	Daily
Raised floors – clean per manufacturer recommendations	Charge Per Occurrence
Raised floors – clean below	Charge Per Occurrence
Telephones – spot clean with disinfectant	Specifically Excluded
Tile floors – sweep, dust mop, spot mop	Daily
Tile floors – wet mop, damp wipe baseboards	Daily
Tile floors – spray buff	Subject To Additional Charge
Tile floors – scrub and recoat	Semi-Annual
Tile floors – strip and recondition	Annually

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Vents – dust	Weekly
Walls – spot clean (surfaces permitting)	As Required
Waste baskets – empty and change liners as needed	Daily
Window blinds – dust	Monthly
Windows – interior surfaces and partition glass – spot clean	Daily
Windows – full size interior surfaces and partition glass – clean	Charge Per Occurrence
Windows – exterior surfaces	Provided By Building

BREAK ROOMS	FREQUENCY
Appliances – exterior – spot clean	Daily
Appliances – interior – per occupant schedule and rules	Monthly Charge
Cabinets – dust, spot clean	Daily
Cabinets – wash	Charge Per Occurrence
Carpet – vacuum, spot clean (spots less than 5-inch diameter)	Weekly
Carpet – edge, dust baseboards	Included
Carpet – cleaning	Charge Per Occurrence
Carpet – continuous care under carpet care program	Subject to Additional Charge
Chairs – dust	Daily
Chairs – excluding upholstery, spot clean	Weekly
Counters – clean, polish	Daily
Dispensers – restock, clean	Daily
Furniture – upholstered – vacuum	Quarterly
Furniture – upholstered – shampoo	Charge Per Occurrence
Furniture – polish	Charge Per Occurrence
Ledges and sills – dust, Spot clean	Monthly
Kitchens, food preparation areas and equipment	Specifically Excluded
Light fixtures – clean	Charge Per Occurrence
Plant care – both living and artificial	Specifically Excluded
Sinks – clean, sanitize	Daily
Tables – clean top surface	Daily
Tables – clean all surfaces	Monthly
Tile floors – sweep, dust mop, spot mop	Daily
Tile floors – wet mop, damp wipe baseboards	Daily
Tile floors – spray buff	Subject to Additional Charge
Tile floors – scrub and recoat	Semi-Annually

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ

Tile floors – strip and recondition	Annually
Trash receptacles – empty, change liners, spot clean	Daily
Vending machines – cleaning exposed exterior	Weekly
Walls – spot clean (surfaces permitting)	As Required
Window blinds – dust	Monthly
Windows – interior surfaces and partition glass – spot clean	Daily
Windows – full size interior surfaces and partition glass – clean	Charge Per Occurrence
Windows – exterior surfaces	Provided By Building

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blackhawk Lease

Deer Valley Corporate Center

Phoenix, AZ